Exhibit 10.4


                              EMPLOYMENT AGREEMENT

         This   Agreement   ("Agreement")   is   made   this   ______   day   of
_________________, 2001, by and between Decorate, Inc., a Missouri corporation ("Corporation"), and James K. Parsons ("Employee").

         WHEREAS, the Corporation is engaged in the manufacturing and marketing of innovative and fashion-forward decorative accessories, accent furniture, lamps and wall decor; and

         WHEREAS, in accordance with the provisions of that certain Agreement and Plan of Merger dated May _____, 2001, by and among GuildMaster, Inc., a Missouri corporation ("GuildMaster"), JB Express, Inc., a subsidiary of the Corporation ("JBE"), James K. Parsons, Ellen L. Parsons, Jon T. Baker, and the Corporation, of even date herewith, GuildMaster has merged with and into JBE, and following the merger JBE shall operate the business conducted by GuildMaster prior to the merger; and

         WHEREAS, the Corporation desires to retain the services of the Employee in the capacity of its Vice-President;

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

         Section 1. Employment. The Corporation agrees to employ the Employee and the Employee agrees to accept the employment described in this Agreement.

         Section 2. Duties. The Employee shall serve as Vice President of the Corporation, with such duties as are customarily associated with such position. The Employee shall be responsible for product development, strategic planning, and implementation of the Corporation's business.

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         Section 3. Extent of Services.  The Employee  shall devote the majority of his working time, attention, and energies to the performance of his duties described herein. The Employee shall at all times faithfully and to the best of his ability perform his duties under this Agreement. The duties shall be rendered at the Corporation's office in Springfield, Missouri, or at such other place or places and at such times as the needs of the Corporation may from time-to-time dictate.

         Section 4. Term. The Term of this Agreement shall begin on __________________, 2001 ("Effective Date"), and shall continue for a three (3) year period (the "Term"). The parties presently anticipate that the employment relationship may continue beyond this three (3) year term, however, this Agreement shall not give the Employee any enforceable right to employment beyond this Term.

         Section 5. Compensation.

         5.1 Base Compensation. The Employee will receive a base salary of One Hundred Forty Thousand Dollars ($140,000.00) per year, payable in equal monthly installments during the Term of this Agreement. Bonuses will be paid, if at all, in the sole discretion of the Board of Directors.

         5.2. Benefits. The Employee and his immediate family shall receive medical insurance and other fringe benefits provided to full time employees of the Corporation.

         5.3 Expenses. The Corporation shall reimburse the Employee for reasonable out-of-pocket expenses incurred by the Employee in fulfilling his duties. The Corporation shall provide the Employee with suitable office facilities, equipment, supplies and staff.

         5.4 Equity Compensation. In the event the Employee is employed by the Corporation pursuant to the terms of this Agreement as of the second (2nd) anniversary date of this Agreement (hereinafter referred to as the "Determination Date"), as of the Determination Date the Corporation shall issue

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to the  Employee  shares  of Common  Stock of the  Corporation,  fully  paid and non-assessable ("Bonus Shares") having a market value as of the Determination Date of not less than the following amounts, based upon the cumulative pre-tax profits of JBE as of the Determination Date:

------------------------------------- ------------------------------------------
Cumulative Pre-Tax Profits JBE as            Market Value of Bonus Shares to be
of Determination Date                         Issued to Employee
------------------------------------- ------------------------------------------

Less than $700,000.00                             -0-
------------------------------------- ------------------------------------------

$700,000.00 - $899,999.00                     $100,000.00
------------------------------------- ------------------------------------------

$900,000.00 - $1,099,999.00                   $150,000.00
------------------------------------- ------------------------------------------

$1,100,000.00 or More                         $250,000.00
------------------------------------- ------------------------------------------

         The issuance of the Bonus Shares to the Employee shall be governed by the following general terms and conditions:

                  5.4.1 Bonus Shares shall be promptly issued to the Employee after the Determination Date and a certificate or certificates for the Bonus Shares shall be issued in the Employee's name. The Employee shall thereupon be a shareholder of all of the shares represented by said certificate or certificates. As such, the Employee will have all of the rights of a shareholder with respect to such shares, including the right to vote them and to receive all dividends and other distributions with respect to them.

                  5.4.2 In the event that as of the Determination Date the shares of the same class as the Bonus Shares are then listed on an exchange, the Corporation shall take such action as shall be necessary to cause any Bonus Shares issued pursuant to this Agreement and not previously listed on said exchange to be listed on said exchange. The

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         Corporation  may require  that,  in  acquiring  any Bonus  Shares,  the
         Employee agree with, and represent to, the Corporation that the Employee is acquiring such Bonus Shares for the purpose of investment and with no present intent to transfer, sell or otherwise dispose of such shares except for such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up
         the  estate  of  the  Employee.   Such  shares  shall  be  transferable
         thereafter   only  if,  in  the  opinion  of  counsel   (who  shall  be
         satisfactory to the Corporation), such transfer at such time complies with applicable securities laws.

                  5.4.3  The  cumulative   pre-tax  profits  of  JBE  means  the
         non-consolidated gross income of JBE through all periods commencing as of the merger of GuildMaster into JBE, and ending as of the Determination Date, less all administrative, selling and operating expenses of every character allocable to JBE as determined in accordance with generally accepted accounting principals, consistently applied. The determination of the certified public accountants of the Corporation as to the cumulative pre-tax profits of JBE shall be conclusive and binding upon the Corporation and the Employee.

                  5.4.4 In the event that as of the Determination Date the shares of the same class as the Bonus Shares are then listed on an exchange, the "market value" of the Bonus Shares to be issued to the employee shall be the purchase price on the NASDAQ for the ten (10) days preceding the Determination Date, or if not then traded or listed on that system, on the securities trading system or stock exchange on which the stock is then primarily traded or listed; or if the stock is not traded or listed on an exchange the average of the reported high and low price on the Determination Date.

                  5.4.5 If the Employee dies prior to the Determination Date while in the employ of the Corporation, the Corporation shall issue to his estate (or designated beneficiary as provided in Section 5.4.6

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         hereof) following the Determination Date a prorata portion of the Bonus
         Shares which would have been issued to the Employee had the Employee remained employed by the Corporation until the Determination Date. The prorata portion shall be determined by a fraction, the numerator of which shall be the number of months the Employee was employed by the Corporation between the date hereof and the Determination Date, and the denominator of which shall be the number of months between the date hereof and the Determination Date.

                  5.4.6 The Employee may file with the Corporation a designation of a beneficiary or beneficiaries on a form to be provided by the Corporation, which designation may be changed or revoked by the Employee's sole action, provided that the change or revocation is filed with the Corporation on a form provided by it. In the event Bonus Shares are issuable to the Employee pursuant to the terms and conditions of this Agreement, but the Employee dies prior to the issuance of the Bonus Shares, any Bonus Shares to be issued to the Employee may be delivered to the beneficiary or beneficiaries so designated by the Employee or, if no beneficiary has been designated or survives the Employee, shall be delivered to, or in accordance with the directions of, the surviving spouse of the Employee, or, if there is no surviving spouse, the personal representative of the Employee's estate.

         Section 6. Termination.

         6.1 For Cause. The Corporation may terminate the Employee's employment at any time "for cause" with immediate effect upon delivering written notice to the Employee. For purposes of this Agreement, "for cause" shall include: (a) embezzlement, theft, larceny, material fraud, or other acts of dishonesty; (b) conviction of or entrance of a plea of guilty or nolo contendere to a felony or

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other crime which has or may have a material  adverse  effect on the  Employee's ability to carry out his duties under this Agreement or upon the reputation of the Corporation; and (c) any material breach of any of the Employee's obligations hereunder not cured within fifteen (15) days after written notice thereof to Employee. Upon termination for cause, the Corporation's sole and exclusive obligation will be to pay the Employee his compensation earned through the date of termination, and the Employee shall not be entitled to any compensation after the date of termination.

         6.2 Upon Death. In the event of the Employee's death during the Term of this Agreement, the Corporation shall be obligated to pay to the Employee's spouse, if living, or their beneficiary as directed in writing by Employee, the full amount of compensation due under the balance of the Term of this Agreement, whether earned or not. Employee's compensation for the full three (3) year Term shall be secured by Corporation in the event of employee's death, through the acquisition of a Key-Man Life Insurance Policy (the "Policy") on the life of the Employee with the Corporation as beneficiary in a death benefit amount not less than the compensation still unpaid for the remainder of the Term. The Policy shall be secured from a not less than AA rated Insurance Company as determined by the Standard & Poors rating system. All expenses associated with the Policy shall be paid by the Corporation. Payment of the full compensation due in the event of death shall be paid within ninety (90) days of Employee's death.

         6.3 Upon Disability. The Corporation may terminate the Employee's employment upon the Employee's total disability. The Employee shall be deemed to be totally disabled if he is unable to perform his duties under this Agreement by reason of mental or physical illness or accident for a period of three (3) consecutive months. Upon termination by reason of the Employee's disability, the

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Corporation shall be obligated to pay to Employee all remaining compensation due to Employee over the full term of this Agreement whether earned or not earned. Payment of such compensation shall be made to Employee at such times as would be paid if Employee were not disabled and still employed (i.e. monthly installments over the remaining term of this Agreement).

         6.4 Without Cause. The Corporation may terminate the Employee's employment without cause at any time during the term of this Agreement, and in such event, Corporation shall be obligated to pay to Employee all remaining compensation due to Employee over the full Term of this Agreement whether earned or not earned, within thirty (30) days from Termination.

         6.5 Voluntary Termination by Employee. In the event Employee voluntarily terminates his employment with Corporation during the Term of this Agreement, the Corporation's sole and exclusive obligation will be to pay the Employee his compensation earned through the date of Termination.

         Section 7. Covenant Not to Compete.

         7.1 Covenant. During Employee's employment with Corporation and in the event Employee voluntarily terminates his employment with Corporation during the Term of this Agreement, for a period of two (2) years after the termination date, the Employee shall not:

                  7.1.1 directly or indirectly, either individually or as a principal, partner, agent, employee, employer, joint venturer, or as a director or officer of any corporation or association, or in any other manner or capacity whatsoever, engage in, assist or have any active interest in a business located anywhere in the United States of America that engages in the manufacturing or importing of innovative and fashion-forward decorative accessories, accent furniture, lamps and wall decor, or that otherwise competes with or is substantially similar

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         in concept,  design,  format, or otherwise to the business conducted by
         Corporation on the date hereof or at any time during the term of this covenant, or that provides goods or services, purchases from, or does business in any manner with Corporation.

                  7.1.2 directly or indirectly, either individually or as a principal, partner, agent, employee, employer, joint venturer, or as a director or officer of any corporation or association, or in any other manner or capacity whatsoever, (a) divert or attempt to divert from Corporation any business with any customer or account with which Employee had any contact or association, which was under the supervision of Employee, or the identity of which was learned by Employee as a result of Employee's employment with the Corporation; or
         (b) induce any salesperson, distributor, supplier, vendor, manufacturer, representative, agent jobber or other person transacting business with the Corporation, or to represent, distribute or sell services or products in competition with services or products of the Corporation; or (c) induce or cause any employee of the Corporation to leave the employ of the Corporation.

                  7.1.3  Notwithstanding  the above  provisions  of this current
         Section 7, the parties agree and acknowledge that the conduct of the current activities of Employee and his spouse, Ellen L. Parsons, in connection with PVI, shall not constitute a violation of this Section 7.

         Section 8. Waiver. The waiver by the Corporation of the breach of any provision of this Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee.

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         Section 9.  Notices.  Any  notices  permitted  or  required  under this
Agreement shall be deemed given upon the date of personal delivery or forty-eight (48) hours after deposit in the United States mail, postage fully prepaid, return receipt requested, addressed to the Corporation at:

         Decorate, Inc.
         211 South Union Street, Suite F
         Springfield, Missouri  65802


and addressed to the Employee at:

         James K. Parsons
         __________________________
         __________________________

or at any other address as any party may, from time to time, designate by notice given in compliance with this Section.

         Section 10. Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

         Section 11. Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

         Section 12. Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

         Section 13. Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         Section 14. Attorney Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled

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to reasonable attorneys fees to be fixed by the arbitrator,  trial court, and/or appellate court.

         Section 15. Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

         Section 16. Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

         Section 17. Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

         Section 18. Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 19. Parties in Interest. Nothing herein shall be construed to be the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

         Section 20. Savings Clause. If any provision of this Agreement, or the application of such provision of any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the day and year first above written.

                                        DECORATE, INC.


                                        By:
                                           -------------------------------------

                                                     "Corporation"


                                        ----------------------------------------
                                        James K. Parsons

                                                      "Employee"

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